UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2008
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01	REGULATION FD DISCLOSURE.
On April 18, 2008, PEI Holdings, Inc. (“PEI”), a subsidiary of NiSource Inc. (the “Company”), entered into a Share Purchase Agreement (the “Agreement”) with BP Alternative Energy North America Inc. (“BPAE”) pursuant to which PEI agreed to sell all of the outstanding stock of Whiting Clean Energy, Inc., an Indiana corporation and wholly-owned subsidiary of PEI, to BPAE for $210,000,000. The Agreement contains customary representations, warranties, covenants and closing conditions. The Company anticipates the closing of the transaction to occur in the second or third quarter of 2008, depending upon the timing of the satisfaction of closing conditions, including required approvals from the Federal Energy Regulatory Commission and the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: April 21, 2008	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller